UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 9, 2017

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada	1-10351	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Potash Corporation of Saskatchewan (the “Company”) Annual Meeting of Shareholders, held on May 9, 2017 (the “Meeting”), the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD (*)
Christopher M. Burley	499,107,280	100	9,854,258
Donald G. Chynoweth	501,410,910	100	7,550,628
John W. Estey	486,422,171	0	22,539,467
Gerald W. Grandey	489,293,526	100	19,668,012
C. Steven Hoffman	489,668,002	100	19,293,536
Alice D. Laberge	495,870,191	0	13,091,347
Consuelo E. Madere	505,081,821	0	3,879,817
Keith G. Martell	487,939,405	100	21,022,133
Aaron W. Regent	489,134,583	100	19,826,955
Jochen E. Tilk	501,738,122	0	7,223,516
Zoë A. Yujnovich	487,862,238	100	21,099,300

Accordingly, each director nominee was elected to hold office until the next annual meeting or until his or her successors are elected or appointed.

The Company’s shareholders also voted upon the following proposals:

(1)	An ordinary resolution appointing the firm of Deloitte LLP as the Company’s auditors, to hold office until the close of the next annual meeting of the Company’s shareholders. The results of the vote were: 580,423,798 shares for, 100 shares against and 15,587,047 shares withheld.(*) Accordingly, the ordinary resolution appointing the firm of Deloitte LLP was approved.

(2)	An advisory resolution accepting the Company’s approach to executive compensation disclosed in the Company’s Management Proxy Circular dated February 20, 2017. The results of the vote were: 443,339,922 shares for and 65,555,815 shares against. Accordingly, the advisory resolution was approved.

(*)	Number of withheld votes is based upon proxies received prior to the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: May 11, 2017